March 10, 2008

VIA EDGAR

Securities and Exchange Commission

100 F. Street,

NE Washington, D.C. 20549

Re:	Separate Account VUL-A, SEC File No. 811-09115

•	Legacy Builder Plus/Inheritance Builder Plus, Registration No. 333-86231

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”), on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2007 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

AEGON/Transamerica Series Trust, SEC File No. 811-04419

AIM Variable Insurance Funds - Series 1 Shares, SEC File No. 811-07452

Dreyfus Stock Index Fund - Initial Class, SEC File No. 811-05719

Dreyfus Variable Investment Fund, SEC File No. 811-05125

MFS® Variable Insurance Trust(SM) SEC File No. 811-08326

Oppenheimer Variable Account Funds, SEC File No. 811-04108

Fidelity Variable Insurance Products Funds, SEC File Nos. 811-07205, 811-05511, and 811-03329

The Company understands that the Funds have filed, or will file, their annual reports with the Commission under separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Very truly yours,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President and Counsel

cc:	Priscilla Hechler

Gayle A. Morden